UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2005
(Date of Report - Date of earliest event reported on)

COMMUNITY BANCORP.

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 5, 2005, the Company mailed its First Quarter unaudited report to shareholders, a copy of which is filed with this Form 8-K, presenting the financial conditions and results of operations, as exhibit 99.1.

In a press release dated May 12, 2005, the Company announced the intent to pay a 5% stock dividend on July 1, 2005 to shareholders of record as of June 15, 2005. The text of the press release is filed in this current report as Exhibit 99.2.

Item 9.01. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Inapplicable.

(b)	Inapplicable.

(c)	Exhibits.

The following exhibits, referred to in Item 8.01 of this report, are filed, herewith:

Exhibit 99.1 - Community Bancorp. First Quarter Report to shareholders mailed on May 5, 2005.

Exhibit 99.2 - Text of press release, dated May 12, 2005, announcing the 5% stock dividend payable on July 1, 2005.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: May 5, 2005	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Operating Officer (Chief Financial Officer)